Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of BOK Financial Corporation ("BOK Financial") on Form 10-Q for the fiscal period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Stanley A. Lybarger and Steven E. Nell, Chief Executive Officer and Chief Financial Officer, respectively, of BOK Financial, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BOK Financial as of, and for, the periods presented.





November 9, 2006




    /s/ Stanley A. Lybarger
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Stanley A. Lybarger
President
Chief Executive Officer
BOK Financial Corporation




    /s/ Steven E. Nell
------------------------------------------------------------

Steven E. Nell
Executive Vice President
Chief Financial Officer
BOK Financial Corporation